UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 3, 2012

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6948 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the 2012 Annual Meeting of Stockholders of SPX Corporation (the “Company”) held on May 3, 2012, the Company’s stockholders voted to approve the amendment and restatement of the Company’s 2002 Stock Compensation Plan (the “2002 Plan”).  The amendment and restatement of the 2002 Plan was adopted by the Company’s Board of Directors on February 22, 2012, subject to stockholder approval, and upon such approval became effective as of May 4, 2012.  Stockholder approval of the 2002 Plan was requested to: (i) count full value share awards (including restricted stock that may be granted to the Company’s senior employees, including its officers, but excluding stock options and stock appreciation rights) as 2.0 shares of common stock for purposes of determining the total number of shares subject to issuance under the 2002 Plan; (ii) authorize the award of shares to non-employee directors; (iii) clarify the terms pursuant to which restricted stock units are authorized for issuance under the plan; (iv) create a choice of forum for North Carolina in the event of certain disputes; and (v) certain other non-material changes. The 2002 Plan was described in and appended to the Company’s definitive proxy statement for its 2012 Annual Meeting of Stockholders (the “Proxy Statement”) as filed with the Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference to Appendix A of the Proxy Statement.  The above description of the 2002 Plan is qualified in its entirety by reference to the full text of the plan.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

SPX Corporation held its Annual Meeting of Stockholders on May 3, 2012.  The results for each matter voted on by the stockholders at that meeting were as follows:

Proposal 1:  Election of Directors

Director	Term Expiring	For	Against	Abstain	Broker Non- votes
Christopher J. Kearney	2015	40,177,359	1,803,571	171,510	3,017, 247
Martha B. Wyrsch	2015	40,843,096	1,099,402	209,942	3,017,247
Peter Volanakis	2013	40,276,836	1,669,913	205,691	3,017,247

As a result, each of the directors was elected.

Proposal 2: Proposal to Amend and Restate the SPX 2002 Stock Compensation Plan

For	Against	Abstain	Broker Non-votes
35,747,243	6,092,626	312,571	3,017,247

As a result, the plan was amended and restated.

Proposal 3:  Advisory Vote to Approve the Compensation of Our Named Executive Offices

For	Against	Abstain	Broker Non-votes
21,742,460	20,013,117	396,863	3,017,247

As a result, a majority of votes cast in the advisory vote were in favor of approval of the compensation of the Company’s named executive officers.

Proposal 4:  Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2012

For	Against	Abstain
44,120,681	806,189	242,817

As a result, the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2012 was ratified.

Item 9.01.  Financial Statements and Exhibits.

Exhibits

Exhibit
Number	Description

10.1

2002 Stock Compensation Plan (As Amended and Restated) (incorporated herein by reference to Appendix A of the Registrant’s definitive proxy statement for its 2012 Annual Meeting of Stockholders, filed March 22, 2012)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: May 9, 2012	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1

2002 Stock Compensation Plan (As Amended and Restated) (incorporated herein by reference to Appendix A of the Registrant’s definitive proxy statement for its 2012 Annual Meeting of Stockholders, filed March 22, 2012)